                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 8, 2001, in Amendment No. 5 to Registration Statement No. 333-39816 on Form S-1 and related Prospectus of CytRx Corporation for the registration of shares of its common stock.


                                                  /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 10, 2001